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                                                                  Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Form S-8 for the registration of 5,000,000 shares of SouthTrust Corporation common stock in connection with the SouthTrust 401(k) Plan) of our report dated January 28, 2000 included in SouthTrust Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.


/s/ Arthur Andersen LLP
Birmingham, Alabama
September 28, 2000




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